                                                                   Exhibit 10.16

                AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 4 dated as of December 27, 1999 further amends the Registration Rights Agreement dated as of August 29, 1997 (as heretofore amended, the "Agreement") by and among Vista Hospice Care, Inc., a Delaware corporation ("Vista"), VistaCare, Inc. a Delaware corporation (the "Company"), and certain holders of capital stock of the Company (the "Purchasers"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The undersigned Purchasers hold at least 90% of the Common Shares held by all Holders.

         Reference is hereby made to the Stock Purchase Agreement dated as of December 23, 1999 (the "1999 Purchase Agreement") pursuant to which certain of the Purchasers and other persons are purchasing shares of the Company's Class C Common Stock, $.01 par value per share (the "Class C Shares"), shares of the Company's Series D Convertible Preferred Stock (the "Series D Shares") and a warrant (the "Bridge Warrant") to purchase shares of Class A common stock of the Company, $.01 par value per share (the "Class A Common Stock").

         WHEREAS, the parties desire that the holders of the Class C Shares and the Series D Shares issued to the Purchasers (including the persons added to such group pursuant to this Amendment) pursuant to the 1999 Purchase Agreement and the holder of the Bridge Warrant have rights with respect to the registration of the Class A Common Stock of the Company issuable upon conversion or exercise thereof, as the case may be, comparable to and integrated with the rights of the original parties to the Agreement.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

         1. The following definitions are hereby added to Section 2 of the Agreement, in alphabetical sequence:

                  "1999 Purchase Agreement" means the Stock Purchase Agreement dated as of December 23, 1998 by and among the Company and the purchasers named therein.

                  "Bridge Warrant" means the warrant issued by the Company to Bessemer Venture Partners III, L.P. pursuant to the 1999 Purchase Agreement, as amended from time to time, and including any replacements or substitutions therefor.

                  "Class C Shares" means shares of Class C Common Stock, $.01 par value per share, of the Company.

                  "Series D Shares" means shares of Series D Convertible Preferred Stock, $.01 par value, of the Company.

         2. The definition of "Subsequent Purchase Agreements" as set forth in Section 2 of the Agreement is hereby deleted in its entirety and superseded by the following:

                  "Subsequent Purchase Agreements" means the HCCP Purchase Agreement, the July 1998 Purchase Agreement, the December 1998 Purchase Agreement and the 1999 Purchase Agreement.

         3. The definition of "Common Shares" as set forth in Section 2 of the Agreement is hereby deleted in its entirety and superseded by the following:

                  "Common Shares" shall mean shares of common stock of the Company (i) purchased by a Purchaser pursuant to the Bessemer Purchase Agreement or a Subsequent Purchase Agreement, (ii) purchased by Lighthouse pursuant to the Lighthouse Agreement, (iii) into which the shares of Series A-1 Preferred Stock, $.01 par value per share, of the Company purchased by the Bessemer Purchasers pursuant to the Bessemer Purchase Agreement have been converted or are convertible, (iv) into which the Class C Shares, Series B Shares or Series D Shares purchased by a Purchaser at any time pursuant to a Subsequent Purchase Agreement have been converted or are convertible, (v) issued upon exercise of the Bridge Warrant, (vi) acquired by Purchaser, or their assigns, pursuant to preemptive, first refusal or similar rights or upon conversion or exercise of securities acquired pursuant to said rights, and (vii) acquired in respect of the foregoing upon stock dividends, subdivisions, combinations or other capital changes.

         4. The definition of "Holders" as set forth in Section 2 of the Agreement is hereby deleted in its entirety and superceded by the following:

                  "Holders" shall mean (i) the Purchasers, (ii) any successor or assignee of a Purchaser who is an affiliate, partner or retired partner of such Purchaser, the estate or any immediate family member of (A) any such partner or retired partner or (B) any such partner's spouse, or a trust for the benefit of any such person and (iii) any other successor or assign of a Purchaser (other than a successor or assign who acquires Common Shares pursuant to a registered public offering or pursuant to a transaction covered by Rule 144 under the Securities Act) who holds at least 5% of the Common Shares then existing (including Common Shares which may be acquired upon conversion or exercise of outstanding securities) and has agreed in writing with the Company to acquire and hold the Common Shares subject to all the restrictions applicable to the transferor. For purposes of this Agreement, (a) "immediate family" shall mean one's spouse, lineal descendants, father, mother, brother or sister, and (b) the Holder of any security of the Company which is convertible into Common Shares shall be treated as a Holder of such Common Shares.

         5. The term "Purchasers" is hereby amended to substitute Hardymon Family Limited Partners for G. Felda Hardymon and to add Gerald N. Christopher.

         All other terms and conditions of the Agreement remain unchanged and in full force and effect.

              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, this Amendment No. 4 has been executed as of the date first above written.

                                       VISTACARE, INC.

                                          By: /s/Barry M. Smith
                                             -------------------------
                                             Barry M. Smith, President



                                       BESSEMER VENTURE PARTNERS
                                         III L.P.
                                       By: Deer III & Co., general partner

                                       By: /s/ Robert H. Buescher
                                          ----------------------------
                                           Robert H. Buescher,
                                           general partner


                                       BVP III SPECIAL SITUATIONS L.P.
                                       By: Deer III & Co. LLC,
                                           general partner

                                       By: /s/ Robert H. Buescher
                                          ----------------------------
                                           Robert H. Buescher,
                                           Manager

                                       *
                                       -------------------------------
                                        William T. Burgin


                                       BRIMSTONE ISLAND CO. L.P.

                                       By: *
                                           ---------------------------

                                       *
                                       -------------------------------
                                       Neill H. Brownstein

                                       /s/ Robert H. Buescher
                                       -------------------------------
                                       Robert H. Buescher

                                       HARDYMON FAMILY LIMITED
                                       PARTNERSHIP

                                       By: *
                                          ----------------------------
                                       *
                                       -------------------------------
                                       Christopher F. O. Gabrieli


                                       GABRIELI FAMILY FOUNDATION

                                       By: *
                                          ----------------------------

                                       *
                                       -------------------------------
                                       Michael I. Barach


                                       *
                                       -------------------------------
                                       David J. Cowan

                                       *
                                       -------------------------------
                                       Diane N. McPartlin

                                       *
                                       -------------------------------
                                       Gautam A. Prakash

                                       *
                                       -------------------------------
                                       Christopher F. O. Gabrieli

                                       *
                                       -------------------------------
                                       Robi L. Soni

                                       *
                                       -------------------------------
                                       Rodney A. Cohen

                                       *
                                       -------------------------------
                                       Richard R. Davis

                                       *
                                       -------------------------------
                                       Adam P. Godfrey


                                       BELISARIUS CORPORATION

                                       By:*
                                          ----------------------------

                                       *
                                       -------------------------------
                                       Barbara M. Henagan

                                       *
                                       -------------------------------
                                       Bradford Mills

                                       *
                                       -------------------------------
                                       Robert J. S. Roriston

                                       *
                                       -------------------------------
                                       Thomas F. Ruhm

                                       *
                                       -------------------------------
                                       Russell P. Sternlicht


                                       QUENTIN CORPORATION


                                       By:*
                                          ----------------------------


                                           *By: /s/ Robert H. Buescher
                                               -----------------------
                                           Robert H. Buescher,
                                            attorney-in-fact

                                        /s/ Barry M. Smith
                                       -------------------------------
                                       Barry M. Smith

                                       HEALTH CARE CAPITAL PARTNERS, L.P.
                                       By  Ferrer Freeman Thompson & Co. LLC,
                                           its General Partner

                                       By: /s/Robert T. Thompson
                                           ---------------------------
                                           Robert T. Thompson,
                                           Manager


                                       HEALTH CARE EXECUTIVE PARTNERS, L.P.
                                       By  Ferrer Freeman Thompson & Co. LLC,
                                           its General Partner

                                       By: /s/ Robert T. Thompson
                                           ---------------------------
                                           Robert T. Thompson,
                                           Manager


                                       LIGHTHOUSE CAPITAL PARTNERS, II, L.P.
                                       By: Lighthouse Management Partners
                                           II, L.P. its general partner

                                       By: Lighthouse Capital Partners,
                                           Inc., its general partner

                                       By:----------------------------
                                       Name:--------------------------
                                       Title:-------------------------